PHOENIX DUFF & PHELPS INSTITUTIONAL MUTUAL FUNDS
                             GROWTH STOCK PORTFOLIO

      Supplement dated August 17, 1999 to the Prospectus dated May 1, 1999

         At a meeting held on August 6, 1999, the shareholders of the Growth Stock Portfolio of Phoenix Duff & Phelps Institutional Mutual Funds voted to approve the retention of Seneca Capital Management LLC ("Seneca") as subadviser for the Growth Stock Portfolio.

The following paragraph is hereby inserted following the management fee table on page 17 of the prospectus:

         Seneca Capital Management LLC ("Seneca") is the investment subadviser to the portfolio and is located at 909 Montgomery Street, San Francisco, California 94133. As subadviser, Seneca is responsible for day-to-day management of the portfolio's investments. Seneca acts as subadviser to eleven other mutual funds and acts as investment adviser to institutions and individuals. As of June 30, 1999, Seneca had $6.8 billion in assets under management. Seneca has been (with its predecessor GMG/Seneca Capital Management LP ("GMG/Seneca")) an investment adviser since 1989. Phoenix pays Seneca a subadvisory fee at the following rates:

          ------------------------------- ---------------------------- ----------------------------
             RATE FOR FIRST                  RATE FOR NEXT                RATE FOR EXCESS
               $67,800,000                    $932,200,000                OVER $1 BILLION
          ------------------------------- ---------------------------- ----------------------------
                  0.10%                          0.30%                         0.275%
          ------------------------------- ---------------------------- ----------------------------

The following information replaces the information under the heading "Portfolio Management" on page 17 of the prospectus:

         Investment and trading decisions for the portfolio are made by a team of managers and analysts headed by Gail P. Seneca. The team leaders, which include Ms. Seneca, Richard D. Little and Ronald K. Jacks, are primarily responsible for the day-to-day decisions related to the portfolio.

         Gail P. Seneca. Ms. Seneca has been the Chief Executive and Investment Officer of Seneca or GMG/Seneca since November 1989. Ms. Seneca serves as Co-Manager of the Phoenix-Seneca Mid Cap Fund of Phoenix Multi-Portfolio Fund, the Phoenix-Seneca Equity Opportunities Fund and Phoenix-Seneca Strategic Theme Fund of Phoenix Strategic Equity Series Fund, as well as Seneca Mid Cap Value Series and Strategic Theme Series of The Phoenix Edge Series Fund. She also serves as a team leader for each of the Phoenix-Seneca Funds.

         Richard D. Little. Mr. Little has been Director of Equities with Seneca or GMG/Seneca since December 1989. Mr. Little serves as Co-Manager of the Phoenix-Seneca Mid Cap Fund of Phoenix Multi-Portfolio Fund, the Phoenix-Seneca Equity Opportunities Fund and Phoenix-Seneca Strategic Theme Fund of Phoenix Strategic Equity Series Fund, as well as Seneca Mid Cap Value Series and Strategic Theme Series of The Phoenix Edge Series Fund. He also serves as Portfolio Manager for the Phoenix-Seneca Growth Fund and Phoenix-Seneca Mid Cap "EDGE" fund of the Phoenix-Seneca Funds.

         Ronald K. Jacks. Mr. Jacks has been a Portfolio Manager with Seneca or GMG/Seneca since December 1970. Mr. Jacks serves as Co-Manager of the Phoenix-Seneca Mid Cap Fund of Phoenix Multi-Portfolio Fund, the Phoenix-Seneca Equity Opportunities Fund and Phoenix-Seneca Strategic Theme Fund of Phoenix Strategic Equity Series Fund, as well as Seneca Mid Cap Value Series and Strategic Theme Series of The Phoenix Edge Series Fund. He also serves as Portfolio Manager for the Phoenix-Seneca Growth Fund and Phoenix-Seneca Mid Cap "EDGE" fund of the Phoenix-Seneca Funds. He was a Secretary of Phoenix-Seneca Funds from February 1996 to February 1998 and was a Trustee of Phoenix-Seneca Funds from February 1996 to June 1997.

          INVESTORS SHOULD RETAIN THIS SUPPLEMENT WITH THEIR PROSPECTUS
                             FOR FUTURE REFERENCE.


PXP  3090GS (8/99)